SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2007

Uphonia, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28008	13-3750708
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

1818 N. Farwell Ave.
Milwaukee, WI 53202
(Address of principle executive offices)

(414) 727-2688
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Copies to:
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Robert M. Pons resigned as an officer and director of the Company effective April 20, 2007. Paul Melchiore resigned as a director of the Company effective April 20, 2007.

(b) David Marks has been appointed as a director of the Company, effective April 20, 2007, to fill a vacancy on the Board of Directors.

Since March 2007, David Marks has served as a member of the Board of Directors of E-Total Source, Inc., a publicly traded company engaged in developing and supplying proprietary multimedia technology and publishing of multimedia development software. Mr. Marks has been a member of the Board of Directors of Tech Laboratories, Inc. since February 2007. Tech Laboratories, Inc. is a publicly traded company dedicated to technologies which enable the production of high quality fuels from waste streams and non-food crop feed stocks. Mr. Marks has been the Chairman of Titan Global Holdings, Inc. (“Titan”), a diversified holding company, since May 2005 and previously served as the Chairman from September 2002 until May 2003. From May 2003 until May 2005, Mr. Marks served as one of the Directors of Titan. In addition, from November 2004 until November 2006, Mr. Marks served as the Chairman of the Board of Directors of Thomas Equipment, Inc., a manufacturer and distributor of skid steer loaders and pneumatic and hydraulic components and systems. Mr. Marks has served as Trustee of Irrevocable Children's Trust and Irrevocable Children's Trust No. 2 since 1994. Irrevocable Children's Trust and Irrevocable Children's Trust No. 2 currently have an ownership or investment interest in commercial properties, private residences, natural resources, telecommunications, and technology companies, and other business and investment ventures. Mr. Marks has responsibility for overseeing all investments by Irrevocable Children's Trust and Irrevocable Children's Trust No. 2 with responsibilities beginning at acquisition and continuing through ownership. Mr. Marks generally acts in the capacity of officer or director for all of the operating companies that are vehicles for investments by the Trusts and is involved in strategic planning, and major decision-making. Mr. Marks is also a managing member of Farwell Equity Partners. Mr. Marks holds a BS in Economics from the University of Wisconsin.

Item 8.01 Other Events

The Company has no principal executive offices and its telephone service has been discontinued.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UPHONIA, INC.

By:	/s/ FRANK J. ORLANDO
Frank J. Orlando Chief Restructuring Officer

Date: May 3, 2007